SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          July 20, 1998 (July 13, 1998)
                Date of Report (Date of earliest event reported)



                               DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         0-23400                                       44-0537828
(Commission File Number)                 (I.R.S. Employer Identification Number)



                         1949 East Sunshine, Suite 2-300
                              Springfield, MO 65804
                    (Address of principal executive offices)
                                   (Zip code)


                                 (417) 890-0102
               (Registrants telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On July 13, 1998, DT Industries (the "Company") announced that it had completed the previously announced repurchase of 1 million shares of its common stock. As of March 29, 1998, there were 11.4 million shares of common stock outstanding.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Press release of the Company dated July 13, 1998.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DT INDUSTRIES, INC.

Date: July 20, 1998             by:      /s/  Bruce P. Erdel
                                         ---------------------------------------
                                         Bruce P. Erdel
                                         Vice President - Finance and Secretary

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                                  EXHIBIT INDEX

                                                         Page no. in
                                                         Sequential
Exhibit No.                Description                   Numbering System
-----------                -----------                   ----------------
    99                     Press Release of the
                           Company dated
                           July 13, 1998.